Exhibit 99.2

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HOMESTEAD ROAD N

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FOOD LION
DELI BAKERY

Supplemental Operating and Financial Data
for the three and six months June 30, 2018

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust, Inc. operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust, Inc.'s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust, Inc.'s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust, Inc.'s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust, Inc.'s future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust, Inc. with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	2

Company Overview
Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. is a fully-integrated, self-managed commercial real estate investment company focused on owning and operating income-producing retail properties with a primary focus on grocery-anchored centers. Wheeler’s portfolio contains well-located, potentially dominant retail properties in secondary and tertiary markets that generate attractive, risk-adjusted returns. Wheeler’s common stock, Series B convertible preferred stock, Series D cumulative convertible preferred stock and common stock warrants trade publicly on the Nasdaq under the symbols “WHLR”, “WHLRP”, "WHLRD" and “WHLRW”, respectively.

Corporate Headquarters
Wheeler Real Estate Investment Trust, Inc.
Riversedge North
2529 Virginia Beach Boulevard Virginia Beach, VA 23452
Phone: (757) 627-9088 Toll Free: (866) 203-4864
Website: www.whlr.us

Executive Management
David Kelly - President & CEO
Matthew T. Reddy - CFO
M. Andrew Franklin - COO

Board of Directors
John W. Sweet (Chairman)	Andrew R. Jones
Sean F. Armstrong	John P. McAuliffe
Stewart J. Brown	Carl B. McGowan, Jr.
David Kelly	Jeffrey M. Zwerdling

Investor Relations Contact	Transfer Agent and Registrar
Mary Jensen investorrelations@whlr.us 2529 Virginia Beach Boulevard Virginia Beach, VA 23452 Phone: (757) 627-9088 www.whlr.us	Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 www.computershare.com

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	3

Financial and Portfolio Overview
For the Three Months Ended June 30, 2018

Financial Results
Net loss attributable to Wheeler REIT common shareholders (in 000s)	$(4,731)
Net loss per basic and diluted shares	$(0.51)
Funds from operations available to common shareholders and Operating Partnership (OP) unitholders (FFO) (in 000s) (1)	$1,923
FFO per common share and OP unit	$0.20
Adjusted FFO (AFFO) (in 000s) (1)	$2,400
AFFO per common share and OP unit	$0.25

Assets and Leverage
Investment Properties, net of $34.69 million accumulated depreciation (in 000s)	$441,078
Cash and Cash Equivalents (in 000s)	$4,052
Total Assets (in 000s)	$535,788
Debt to Total Assets(3)	70.29%
Debt to Gross Asset Value	65.13%

Market Capitalization
Common shares outstanding	9,342,577
OP units outstanding	314,005
Total common shares and OP units	9,656,582

	Shares Outstanding at June 30, 2018	Second Quarter stock price range	Stock price as of June 30, 2018
Common Stock	9,342,577	$3.25 - $4.63	$4.04
Series B preferred shares	1,875,748	$12.58 - $16.97	$16.07
Series D preferred shares	3,600,636	$14.77 - $18.56	$18.56

Total debt (in 000s)(3)	$376,630
Common Stock market capitalization (as of June 30, 2018 closing stock price, in 000s)	$37,744

Portfolio Summary
Total Leasable Area (GLA) in sq. ft.	5,743,394
Occupancy Rate	89.3%
Leased Rate (2)	90.1%
Annualized Base Rent (in 000s)	$49,311
Total number of leases signed or renewed during the second quarter of 2018	57
Total sq. ft. leases signed or renewed during the second quarter of 2018	299,723

(1)    See page 18 for the Company's definition of this non-GAAP measurement and reasons for using it.
(2)    Reflects leases executed through July 3, 2018 that commence subsequent to the end of current period.
(3)    Includes debt associated with assets held for sale.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	4

Consolidated Balance Sheets
$ in 000s

	June 30, 2018	December 31, 2017
	(unaudited)
ASSETS:
Investment properties, net	$441,078	$375,199
Cash and cash equivalents	4,052	3,677
Restricted cash	14,560	8,609
Rents and other tenant receivables, net	5,522	5,619
Notes receivable, net	6,739	6,739
Goodwill	5,486	5,486
Assets held for sale	12,839	9,135
Above market lease intangible, net	8,948	8,778
Deferred costs and other assets, net	36,564	34,432
Total Assets	$535,788	$457,674
LIABILITIES:
Loans payable, net	$365,922	$307,375
Liabilities associated with assets held for sale	5,315	792
Below market lease intangible, net	12,381	9,616
Accounts payable, accrued expenses and other liabilities	11,790	10,579
Dividends payable	3,037	5,480
Total Liabilities	398,445	333,842
Series D Cumulative Convertible Preferred Stock (no par value, 4,000,000 shares authorized, 3,600,636 and 2,237,000 shares issued and outstanding; $90.02 million and $55.93 million aggregate liquidation preference, respectively)	74,690	53,236

EQUITY:
Series A Preferred Stock (no par value, 4,500 shares authorized, 562 shares issued and outstanding)	453	453
Series B Convertible Preferred Stock (no par value, 5,000,000 authorized, 1,875,748 and 1,875,848 shares issued and outstanding, respectively; $46.90 million aggregate liquidation preference)	40,957	40,915
Common Stock ($0.01 par value, 18,750,000 shares authorized, 9,342,577 and 8,744,189 shares issued and outstanding, respectively)	93	87
Additional paid-in capital	232,636	226,978
Accumulated deficit	(214,688)	(204,925)
Total Shareholders’ Equity	59,451	63,508
Noncontrolling interests	3,202	7,088
Total Equity	62,653	70,596
Total Liabilities and Equity	$535,788	$457,674

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	5

Consolidated Statements of Operations
$ in 000s

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
REVENUE:
Rental revenues	$12,911	$11,027	$25,608	$22,156
Asset management fees	47	500	95	662
Commissions	36	194	50	309
Tenant reimbursements	2,965	2,736	6,187	5,416
Development and other revenues	1,147	262	1,480	498
Total Revenue	17,106	14,719	33,420	29,041
OPERATING EXPENSES:
Property operations	4,518	3,747	9,117	7,741
Non-REIT management and leasing services	—	636	36	907
Depreciation and amortization	7,422	6,309	14,898	12,709
Provision for credit losses	165	168	186	420
Corporate general & administrative	2,268	1,317	4,776	3,549
Total Operating Expenses	14,373	12,177	29,013	25,326
Gain on disposal of properties	—	1,022	1,055	1,022
Operating Income	2,733	3,564	5,462	4,737
Interest income	1	360	2	716
Interest expense	(5,180)	(4,570)	(9,757)	(8,747)
Net Loss from Continuing Operations Before Income Taxes	(2,446)	(646)	(4,293)	(3,294)
Income tax expense	(17)	(69)	(42)	(110)
Net Loss from Continuing Operations	(2,463)	(715)	(4,335)	(3,404)
Discontinued Operations
Income from discontinued operations	—	—	—	16
Gain (Loss) on disposal of properties	903	(11)	903	1,502
Net Income (Loss) from Discontinued Operations	903	(11)	903	1,518
Net Loss	(1,560)	(726)	(3,432)	(1,886)
Less: Net loss attributable to noncontrolling interests	(35)	(13)	(82)	(54)
Net Loss Attributable to Wheeler REIT	(1,525)	(713)	(3,350)	(1,832)
Preferred stock dividends	(3,206)	(2,494)	(6,413)	(4,977)
Net Loss Attributable to Wheeler REIT Common Shareholders	$(4,731)	$(3,207)	$(9,763)	$(6,809)

Loss per share from continuing operations (basic and diluted)	$(0.61)	$(0.37)	$(1.18)	$(0.96)
Income per share from discontinued operations	0.10	—	0.10	0.17
	$(0.51)	$(0.37)	$(1.08)	$(0.79)
Weighted-average number of shares:
Basic and Diluted	9,246,683	8,628,204	9,074,506	8,591,458

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	6

Reconciliation of Non-GAAP Measures (1)

FFO and AFFO
$ in 000s

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net Loss	$(1,560)	$(726)	$(3,432)	$(1,886)
Depreciation and amortization of real estate assets	7,422	6,309	14,898	12,709
Gain on disposal of properties	—	(1,022)	(1,055)	(1,022)
(Gain) Loss on disposal of properties-discontinued operations	(903)	11	(903)	(1,502)
FFO	4,959	4,572	9,508	8,299
Preferred stock dividends	(3,206)	(2,494)	(6,413)	(4,977)
Preferred stock accretion adjustments	170	205	340	400
FFO available to common shareholders and common unitholders	1,923	2,283	3,435	3,722
Acquisition costs	257	339	264	599
Capital related costs	245	166	298	386
Other non-recurring and non-cash expenses (2)	—	23	103	130
Share-based compensation	67	224	486	601
Straight-line rent	(400)	(219)	(600)	(404)
Loan cost amortization	678	1,064	1,057	1,827
Accrued interest income	—	(120)	—	(238)
Above (below) market lease amortization	(86)	190	(108)	383
Recurring capital expenditures and tenant improvement reserves	(284)	(245)	(574)	(451)
AFFO	$2,400	$3,705	$4,361	$6,555

Weighted Average Common Shares	9,246,683	8,628,204	9,074,506	8,591,458
Weighted Average Common Units	377,491	728,934	502,555	745,353
Total Common Shares and Units	9,624,174	9,357,138	9,577,061	9,336,811
FFO per Common Share and Common Units	$0.20	$0.24	$0.36	$0.40
AFFO per Common Share and Common Units	$0.25	$0.40	$0.46	$0.70

(1)	See page 18 for the Company's definition of this non-GAAP measurement and reasons for using it.

(2)
Other non-recurring expenses are described in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Quarterly Report on Form 10-Q for the three and six months ended June 30, 2018.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	7

Reconciliation of Non-GAAP Measures (continued)
Property Net Operating Income
$ in 000s

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net Loss	$(1,560)	$(726)	$(3,432)	$(1,886)
Adjustments:
Net Loss (Income) from Discontinued Operations	(903)	11	(903)	(1,518)
Income tax expense	17	69	42	110
Interest expense	5,180	4,570	9,757	8,747
Interest income	(1)	(360)	(2)	(716)
Gain on disposal of properties	—	(1,022)	(1,055)	(1,022)
Corporate general & administrative	2,268	1,317	4,776	3,549
Provision for credit losses - non-tenant	—	—	(77)	—
Depreciation and amortization	7,422	6,309	14,898	12,709
Non-REIT management and leasing services	—	636	36	907
Development income	—	(163)	—	(299)
Asset management and commission revenues	(83)	(694)	(145)	(971)
Property Net Operating Income	$12,340	$9,947	$23,895	$19,610

Property revenues	$17,023	$13,862	$33,275	$27,771
Property expenses	4,518	3,747	9,117	7,741
Provision for credit losses - tenant	165	168	263	420
Property Net Operating Income	$12,340	$9,947	$23,895	$19,610

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	8

Reconciliation of Non-GAAP Measures (continued)
EBITDA
$ in 000s

		Three Months Ended June 30,		Six Months Ended June 30,
		2018	2017	2018	2017
Net Loss		$(1,560)	$(726)	$(3,432)	$(1,886)
Add back:	Depreciation and amortization (1)	7,336	6,499	14,790	13,092
	Interest Expense (2)	5,180	4,570	9,757	8,756
	Income taxes	17	69	42	110
EBITDA		10,973	10,412	21,157	20,072
Adjustments for items affecting comparability:
	Acquisition costs	257	339	264	599
	Capital related costs	245	166	298	386
	Other non-recurring expenses (3)	—	23	103	130
	Gain on disposal of properties	—	(1,022)	(1,055)	(1,022)
	(Gain) Loss on disposal of properties-discontinued operations	(903)	11	(903)	(1,502)
Adjusted EBITDA		$10,572	$9,929	$19,864	$18,663

(1)	Includes above (below) market lease amortization.

(2)	Includes loan cost amortization and amounts associated with assets held for sale.

(3)
Other non-recurring expenses are described in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Quarterly Report on Form 10-Q for the period ended June 30, 2018.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	9

Debt Summary as of June 30, 2018
$ in 000s

Loans Payable:	$376.63 million

Weighted Average Interest Rate:	4.75%

Total Debt to Total Assets:	70.29%

Property/Description	Monthly Payment	Interest Rate	Maturity	June 30, 2018	December 31, 2017
KeyBank Line of Credit	Interest only	Libor + 250 basis points	July 2018	$6,402	$15,532
First National Bank Line of Credit	$24,656	Libor + 350 basis points	October 2018	3,000	3,000
Lumber River	$10,723	Libor + 350 basis points	October 2018	1,471	1,500
Revere Loan	$100,000	9.00%	November 2018	3,358	6,808
Senior convertible notes	Interest only	9.00%	December 2018	1,369	1,369
Harbor Point (1)	$11,024	5.85%	December 2018	503	553
Perimeter Square	Interest only	5.50%	December 2018	6,192	5,382
Riversedge North	$8,802	6.00%	January 2019	836	863
Monarch Bank Building (1)	$7,340	4.85%	June 2019	1,252	1,266
DF I-Moyock (1)	$10,665	5.00%	July 2019	135	194
Rivergate	$141,547	Libor + 295 basis points	December 2019	22,403	22,689
KeyBank Line of Credit	Interest only	Libor + 250 basis points	December 2019	52,500	52,500
LaGrange Marketplace	$15,065	Libor + 375 basis points	March 2020	—	2,317
Folly Road	$32,827	4.00%	March 2020	6,145	6,181
Columbia Fire Station construction loan	Interest only	4.00%	May 2020	4,174	3,421
Shoppes at TJ Maxx	$33,880	3.88%	May 2020	5,634	5,727
JANAF Bravo	Interest only	4.65%	January 2021	6,500	—
Walnut Hill Plaza	Interest only	5.50%	September 2022	3,903	3,903
Twin City Commons	$17,827	4.86%	January 2023	3,080	3,111
Shoppes at Eagle Harbor (1)	$26,528	5.10%	March 2023	3,291	3,341
New Market	$48,747	5.65%	June 2023	7,000	—
Deutsche Bank Note (2)	$33,340	5.71%	July 2023	5,740	—
JANAF	$333,159	4.49%	July 2023	53,048	—
Tampa Festival	$50,797	5.56%	September 2023	8,298	8,368
Forrest Gallery	$50,973	5.40%	September 2023	8,600	8,669
South Carolina Food Lions Note	$68,320	5.25%	January 2024	11,960	12,050
Cypress Shopping Center	$34,360	4.70%	July 2024	6,432	6,485
Port Crossing	$34,788	4.84%	August 2024	6,207	6,263
Freeway Junction	$41,798	4.60%	September 2024	7,929	7,994
Harrodsburg Marketplace	$19,112	4.55%	September 2024	3,520	3,553
Graystone Crossing	$20,386	4.55%	October 2024	3,896	3,928
Bryan Station	$23,489	4.52%	November 2024	4,510	4,547
Crockett Square	Interest only	4.47%	December 2024	6,338	6,338
Pierpont Centre	Interest only	4.15%	February 2025	8,113	8,113
Alex City Marketplace	Interest only	3.95%	April 2025	5,750	5,750
Butler Square	Interest only	3.90%	May 2025	5,640	5,640
Brook Run Shopping Center	Interest only	4.08%	June 2025	10,950	10,950
Beaver Ruin Village I and II	Interest only	4.73%	July 2025	9,400	9,400
Sunshine Shopping Plaza	Interest only	4.57%	August 2025	5,900	5,900
Barnett Portfolio	Interest only	4.30%	September 2025	8,770	8,770
Fort Howard Shopping Center	Interest only	4.57%	October 2025	7,100	7,100
Conyers Crossing	Interest only	4.67%	October 2025	5,960	5,960
Grove Park Shopping Center	Interest only	4.52%	October 2025	3,800	3,800
Parkway Plaza	Interest only	4.57%	October 2025	3,500	3,500
Winslow Plaza	Interest only	4.82%	December 2025	4,620	4,620
JANAF BJ's	$29,964	4.95%	January 2026	5,117	—
Chesapeake Square	$23,857	4.70%	August 2026	4,468	4,507
Berkley/Sangaree/Tri-County	Interest only	4.78%	December 2026	9,400	9,400
Riverbridge	Interest only	4.48%	December 2026	4,000	4,000
Franklin	Interest only	4.93%	January 2027	8,516	8,516
Total Principal Balance				376,630	313,778
Unamortized debt issuance cost				(5,545)	(5,656)
Total Loans Payable				$371,085	$308,122
(1) Includes loans payable on assets held for sale, see Note 5 in our Quarterly Report on Form 10-Q for the period ended June 30, 2018.
(2) This loan is collateralized by LaGrange, Ridgeland and Georgetown.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	10

Debt Summary as of June 30, 2018 (continued)

Total Debt
$ in 000s

Scheduled principal repayments and maturities by year	Amount	% Total Principal Payments and Maturities
For the six months remaining December 31, 2018	$24,518	6.51%
December 31, 2019	80,856	21.47%
December 31, 2020	19,472	5.17%
December 31, 2021	10,533	2.80%
December 31, 2022	8,051	2.14%
December 31, 2023	79,200	21.03%
Thereafter	154,000	40.88%
Total principal repayments and maturities	$376,630	100.00%

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	11

Property Summary as of June 30, 2018

Property	Location	Number of Tenants (1)	Total Leasable Square Feet	Percentage Leased (1)	Percentage Occupied	Total SF Occupied	Annualized Base Rent (2)	Annualized Base Rent per Occupied Sq. Foot
Alex City Marketplace	Alexander City, AL	19	147,791	100.0%	100.0%	147,791	$1,155,965	$7.82
Amscot Building (3)	Tampa, FL	1	2,500	100.0%	100.0%	2,500	115,849	46.34
Beaver Ruin Village	Lilburn, GA	27	74,038	84.7%	84.7%	62,701	1,078,555	17.20
Beaver Ruin Village II	Lilburn, GA	4	34,925	100.0%	100.0%	34,925	417,951	11.97
Berkley (4)	Norfolk, VA	—	—	—%	—%	—	—	—
Berkley Shopping Center	Norfolk, VA	10	47,945	42.0%	42.0%	20,140	241,522	11.99
Brook Run Shopping Center	Richmond, VA	19	147,738	92.1%	92.1%	136,102	1,499,004	11.01
Brook Run Properties (4)	Richmond, VA	—	—	—%	—%	—	—	—
Bryan Station	Lexington, KY	10	54,397	99.8%	99.8%	54,277	583,158	10.74
Butler Square	Mauldin, SC	16	82,400	98.2%	98.2%	80,950	806,178	9.96
Cardinal Plaza	Henderson, NC	7	50,000	94.0%	94.0%	47,000	449,600	9.57
Chesapeake Square	Onley, VA	12	108,982	96.5%	96.5%	105,182	791,648	7.53
Clover Plaza	Clover, SC	9	45,575	100.0%	100.0%	45,575	354,044	7.77
Columbia Fire Station (6)	Columbia, SC	3	21,273	79.0%	79.0%	16,800	368,404	21.93
Courtland Commons (4)	Courtland, VA	—	—	—%	—%	—	—	—
Conyers Crossing	Conyers, GA	13	170,475	99.1%	99.1%	168,975	877,687	5.19
Crockett Square	Morristown, TN	4	107,122	100.0%	100.0%	107,122	920,322	8.59
Cypress Shopping Center	Boiling Springs, SC	16	80,435	39.5%	39.5%	31,775	418,532	13.17
Darien Shopping Center	Darien, GA	1	26,001	100.0%	100.0%	26,001	156,006	6.00
Devine Street	Columbia, SC	2	38,464	100.0%	100.0%	38,464	318,500	8.28
Edenton Commons (4)	Edenton, NC	—	—	—%	—%	—	—	—
Folly Road	Charleston, SC	5	47,794	100.0%	100.0%	47,794	725,156	15.17
Forrest Gallery	Tullahoma, TN	27	214,451	94.7%	94.7%	203,169	1,369,440	6.74
Fort Howard Shopping Center	Rincon, GA	18	113,652	93.6%	75.1%	85,344	737,411	8.64
Freeway Junction	Stockbridge, GA	14	156,834	94.6%	94.6%	148,424	1,082,137	7.29
Franklin Village	Kittanning, PA	29	151,821	100.0%	100.0%	151,821	1,203,274	7.93
Franklinton Square	Franklinton, NC	13	65,366	90.7%	90.7%	59,300	541,833	9.14
Georgetown	Georgetown, SC	2	29,572	100.0%	100.0%	29,572	267,215	9.04
Graystone Crossing	Tega Cay, SC	11	21,997	100.0%	100.0%	21,997	543,981	24.73
Grove Park	Orangeburg, SC	15	106,557	87.5%	87.5%	93,265	708,979	7.60
Harbor Point (4)	Grove, OK	—	—	—%	—%	—	—	—
Harrodsburg Marketplace	Harrodsburg, KY	9	60,048	100.0%	100.0%	60,048	413,640	6.89
JANAF (7)	Norfolk, VA	121	810,137	91.4%	91.4%	740,252	8,104,253	10.95
Jenks Plaza	Jenks, OK	5	7,800	83.3%	64.1%	5,000	102,820	20.56
Laburnum Square	Richmond, VA	21	109,405	100.0%	100.0%	109,405	986,566	9.02
Ladson Crossing	Ladson, SC	14	52,607	97.7%	97.7%	51,407	445,842	8.67
LaGrange Marketplace	LaGrange, GA	14	76,594	95.3%	95.3%	72,994	407,422	5.58
Lake Greenwood Crossing	Greenwood, SC	6	47,546	95.0%	95.0%	45,146	350,902	7.77
Lake Murray	Lexington, SC	5	39,218	100.0%	100.0%	39,218	254,194	6.48
Litchfield Market Village	Pawleys Island, SC	18	86,740	86.6%	86.6%	75,103	876,377	11.67
Lumber River Village	Lumberton, NC	11	66,781	98.2%	98.2%	65,581	444,883	6.78
Monarch Bank	Virginia Beach, VA	1	3,620	100.0%	100.0%	3,620	126,700	35.00
Moncks Corner	Moncks Corner, SC	1	26,800	100.0%	100.0%	26,800	323,451	12.07
Nashville Commons	Nashville, NC	12	56,100	99.9%	99.9%	56,050	585,948	10.45
New Market Crossing	Mt. Airy, NC	13	117,076	96.0%	96.0%	112,368	976,833	8.69
Parkway Plaza	Brunswick, GA	4	52,365	81.7%	81.7%	42,785	346,275	8.09
Perimeter Square	Tulsa, OK	9	58,277	89.7%	89.7%	52,277	546,462	10.45
Pierpont Centre	Morgantown, WV	16	122,259	88.0%	88.0%	107,605	1,272,332	11.82
Port Crossing	Harrisonburg, VA	9	65,365	97.9%	97.9%	64,000	810,382	12.66
Ridgeland	Ridgeland, SC	1	20,029	100.0%	100.0%	20,029	140,203	7.00
Riverbridge Shopping Center	Carrollton, GA	11	91,188	98.5%	98.5%	89,788	683,512	7.61
Riversedge North (5)	Virginia Beach, VA	—	—	—%	—%	—	—	—
Rivergate Shopping Center	Macon, GA	31	201,680	97.5%	97.5%	196,719	2,796,640	14.22
Sangaree Plaza	Summerville, SC	8	66,948	87.4%	87.4%	58,498	586,585	10.03

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	12

Portfolio Summary as of June 30, 2018, (continued)

Property	Location	Number of Tenants (1)	Total Leasable Square Feet	Percentage Leased (1)	Occupied Square Foot Percentage	Total SF Occupied	Annualized Base Rent (2)	Annualized Base Rent per Occupied Sq. Foot
Shoppes at Myrtle Park	Bluffton, SC	12	56,601	76.3%	32.7%	18,480	$368,490	$19.94
Shoppes at TJ Maxx	Richmond, VA	17	93,624	98.3%	98.3%	92,027	1,125,111	12.23
South Lake	Lexington, SC	8	44,318	22.3%	22.3%	9,900	123,897	12.51
South Park	Mullins, SC	2	60,734	71.2%	71.2%	43,218	315,189	7.29
South Square	Lancaster, SC	5	44,350	74.2%	74.2%	32,900	264,130	8.03
St. George Plaza	St. George, SC	5	59,279	78.8%	78.8%	46,718	311,136	6.66
St. Matthews	St. Matthews, SC	4	29,015	12.8%	12.8%	3,701	34,289	9.26
Sunshine Plaza	Lehigh Acres, FL	20	111,189	94.2%	94.2%	104,743	951,738	9.09
Surrey Plaza	Hawkinsville, GA	4	42,680	100.0%	100.0%	42,680	280,470	6.57
Tampa Festival	Tampa, FL	17	137,987	63.5%	63.5%	87,566	933,128	10.66
The Shoppes at Eagle Harbor	Carrollton, VA	7	23,303	100.0%	100.0%	23,303	474,201	20.35
Tri-County Plaza	Royston, GA	6	67,577	89.2%	89.2%	60,277	398,695	6.61
Tulls Creek (4)	Moyock, NC	—	—	—%	—%	—	—	—
Twin City Commons	Batesburg-Leesville, SC	5	47,680	100.0%	100.0%	47,680	434,093	9.10
Village of Martinsville	Martinsville, VA	18	297,950	96.1%	96.1%	286,431	2,216,499	7.74
Walnut Hill Plaza	Petersburg, VA	6	87,239	34.3%	34.3%	29,957	248,429	8.29
Waterway Plaza	Little River, SC	10	49,750	100.0%	100.0%	49,750	483,436	9.72
Westland Square	West Columbia, SC	10	62,735	80.8%	80.8%	50,690	470,406	9.28
Winslow Plaza	Sicklerville, NJ	16	40,695	94.1%	89.9%	36,600	562,902	15.38
Total Portfolio		819	5,743,394	90.1%	89.3%	5,128,280	$49,310,812	$9.62

(1)	Reflects leases executed through July 3, 2018 that commence subsequent to the end of the current period.

(2)	Annualized based rent per occupied square foot, assumes base rent as of the end of the current reporting period, excludes the impact of tenant concessions and rent abatements.

(3)
We own the Amscot building, but we do not own the land underneath the buildings and instead lease the land pursuant to ground leases with parties that are affiliates of our former CEO, Jon Wheeler. As discussed in the financial statements, these ground leases require us to make annual rental payments and contain escalation clauses and renewal options.

(4)	This information is not available because the property is undeveloped.

(5)	This property is our corporate headquarters that we 100% occupy.

(6)	The property is a redevelopment property that is completed and spaces are being delivered.

(7)	Square footage is net of management office the Company occupies on premise and buildings on ground lease which the Company only leases the land.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	13

Top Ten Tenants by Annualized Base Rent as of June 30, 2018

Total Tenants : 819

Tenants		Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Total Occupied Square Feet	Percent Total Leasable Square Foot	Base Rent Per Occupied Square Foot
1.	BI-LO (1)	$2,717	5.51%	380,675	6.63%	$7.14
2.	Food Lion	2,636	5.35%	325,576	5.67%	8.10
3.	Piggly Wiggly	1,322	2.68%	169,750	2.96%	7.79
4.	Kroger (2)	1,307	2.65%	186,064	3.24%	7.02
5.	Winn Dixie (1)	863	1.75%	133,575	2.33%	6.46
6.	Hobby Lobby	675	1.37%	114,298	1.99%	5.91
7.	BJ's Wholesale Club	594	1.20%	147,400	2.57%	4.03
8.	Harris Teeter (2)	578	1.17%	39,946	0.70%	14.47
9.	TJ Maxx	575	1.17%	69,783	1.22%	8.24
10.	Lowes Foods	571	1.16%	54,838	0.95%	10.41
		$11,838	24.01%	1,621,905	28.26%	$7.30

(1) These tenants are both owned by Southeastern Grocers.
(2) These tenants are both owned by The Kroger Company.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	14

Leasing Summary as of June 30, 2018

Total Leasable Area:	5,743,394 square feet

Total Square Footage Occupied:	5,128,280 square feet

Occupancy Rate:	89.29%
Lease Expiration Schedule

Lease Expiration Period	Number of Expiring Leases	Total Expiring Square Footage	% of Total Expiring Square Footage	% of Total Occupied Square Footage Expiring	Expiring Annualized Base Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent Per Occupied Square Foot
Available	—	615,114	10.71%	—%	$—	—%	$—
2018	65	143,751	2.50%	2.80%	1,490	3.02%	10.37
2019	153	657,677	11.45%	12.82%	6,817	13.82%	10.37
2020	168	1,223,969	21.31%	23.87%	10,132	20.55%	8.28
2021	133	702,549	12.23%	13.70%	7,041	14.28%	10.02
2022	105	455,595	7.93%	8.88%	5,218	10.58%	11.45
2023	77	607,742	10.58%	11.85%	5,594	11.34%	9.20
2024	27	185,345	3.23%	3.61%	1,871	3.79%	10.09
2025	21	315,723	5.50%	6.16%	3,044	6.17%	9.64
2026	23	304,186	5.30%	5.93%	2,736	5.55%	8.99
2027 and thereafter	47	531,743	9.26%	10.38%	5,368	10.90%	10.10
Total	819	5,743,394	100.00%	100.00%	$49,311	100.00%	$9.62

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	15

Leasing Summary as of June 30, 2018, (continued)

Anchor Lease Expiration Schedule (1)

	No Option					Option
Lease Expiration Six and Twelve Month Periods Ending December 31,	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot
Available	—	172,691	$—	—%	$—	—	45,700	$—	—%	$—
2018	—	—	—	—%	—	—	—	—	—%	—
2019	1	21,213	292	38.17%	13.77	6	261,626	1,729	8.86%	6.61
2020	1	20,858	55	7.19%	2.61	17	781,030	4,422	22.67%	5.66
2021	2	43,427	88	11.50%	2.03	10	290,769	2,361	12.10%	8.12
2022	—	—	—	—%	—	4	148,663	1,132	5.80%	7.61
2023	1	22,032	215	28.10%	9.75	13	408,495	3,004	15.40%	7.35
2024	1	32,000	115	15.04%	3.59	2	60,533	535	2.74%	8.84
2025	—	—	—	—%	—	6	256,248	2,116	10.85%	8.26
2026	—	—	—	—%	—	6	221,755	1,637	8.39%	7.38
2027+	—	—	—	—%	—	11	366,687	2,573	13.19%	7.02
Total	6	312,221	$765	100.00%	$5.48	75	2,841,506	$19,509	100.00%	$6.98

(1) Anchors defined as leases occupying 20,000 square feet or more.

Non-anchor Lease Expiration Schedule

	No Option					Option
Lease Expiration Six and Twelve Month Periods Ending December 31,	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot
Available	—	396,723	$—	—%	$—	—	—	$—	—%	$—
2018	46	77,432	897	7.65%	11.58	19	66,319	593	3.42%	8.93
2019	80	158,239	2,149	18.34%	13.58	66	216,599	2,647	15.29%	12.22
2020	97	241,595	3,142	26.81%	13.01	53	180,486	2,513	14.51%	13.92
2021	63	153,025	1,912	16.31%	12.49	58	215,328	2,680	15.48%	12.45
2022	34	77,214	1,149	9.80%	14.88	67	229,718	2,937	16.96%	12.79
2023	29	64,966	711	6.07%	10.94	34	112,249	1,664	9.61%	14.83
2024	13	30,413	393	3.35%	12.90	11	62,399	828	4.78%	13.28
2025	8	19,841	298	2.54%	14.99	7	39,634	630	3.64%	15.89
2026	6	14,681	262	2.24%	17.80	11	67,750	837	4.83%	12.36
2027+	13	48,933	807	6.89%	12.48	23	116,123	1,988	11.48%	17.12
Total	389	1,283,062	$11,720	100.00%	$13.22	349	1,306,605	$17,317	100.00%	$13.25

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	16

Leasing Summary as of June 30, 2018, (continued)

Leasing Renewals, New Leases and Expirations

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017 (2)	2018	2017 (2)
Renewals(1):
Leases renewed with rate increase (sq feet)	164,633	52,278	200,676	194,785
Leases renewed with rate decrease (sq feet)	—	39,638	42,080	72,252
Leases renewed with no rate change (sq feet)	4,250	16,827	80,567	20,827
Total leases renewed (sq feet)	168,883	108,743	323,323	287,864

Leases renewed with rate increase (count)	33	14	51	38
Leases renewed with rate decrease (count)	—	3	6	9
Leases renewed with no rate change (count)	3	6	5	9
Total leases renewed (count)	36	23	62	56

Option exercised (count)	10	10	17	22

Weighted average on rate increases (per sq foot)	$0.87	$1.26	$0.91	$0.90
Weighted average on rate decreases (per sq foot)	$—	$(1.09)	$(1.86)	$(0.97)
Weighted average rate (per sq foot)	$0.85	$1.55	$0.32	$1.14
Weighted average change over prior rates	9.17%	17.96%	3.58%	13.12%

New Leases(1):
New leases (sq feet)	130,840	33,792	202,916	88,071
New leases (count)	21	14	36	32
Weighted average rate (per sq foot)	$8.46	$13.61	$8.36	$12.90

Gross Leasable Area ("GLA") expiring during the next 6 months	2.50%	3.21%	2.50%	3.21%

(1)	Lease data presented for the three and six months ended June 30, 2018 and 2017 is based on average rate per square foot over the renewed or new lease term.

(2)	2017 lease data adjusted to reflect average rate per square foot over the renewed or new lease term for consistency with 2018 presentation.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	17

Definitions
Funds from Operations (FFO): an alternative measure of a REIT's operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (GAAP). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.
Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions.
Adjusted FFO (AFFO): Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements, acquisition costs and capital raise costs. Management uses AFFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company also presents Pro Forma AFFO which shows the impact of certain activities assuming they occurred at the beginning of the year.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interests, and depreciation and amortization, from income from continuing operations. The Company also presents Adjusted EBITDA which excludes affecting the comparability of the periods presented, including but not limited to, costs associated with acquisitions and capital related activities.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	18

Net Operating Income (NOI): The Company believes that NOI is a useful measure of the Company's property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company's results, margins and returns. NOI should not be viewed as a measure of the Company's overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to that of other REITs.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	19